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                             STOCK SUBSCRIPTION WARRANT
                                        FOR
                               SHARES OF COMMON STOCK
                                         OF
                                DIGITAL RIVER, INC.

     For value received, Christopher Sharples, an individual resident of London, England, or his successors or assigns ("Holder"), is entitled to subscribe for and purchase from Digital River, Inc., a Delaware corporation (the "Company"), up to 150,000 fully paid and nonassessable shares of the Company's common stock, or such greater or lesser number of such shares as may be determined by application of the anti-dilution provisions of this Warrant, at the price of Two Dollars ($2.00) per share, subject to adjustments as noted below (the "Warrant Exercise Price").

     This Warrant may be exercised by Holder at any time or from time to time on or prior to February 26, 2003.

     This Warrant is subject to the following provisions, terms and conditions:

     1. The rights represented by this Warrant may be exercised by the holder hereof, in whole or in part, by written notice of exercise delivered to the Company at least twenty (20) days prior to the intended date of exercise and by the surrender of this Warrant (properly endorsed if required) at the principal office of the Company and upon payment to it by cash, certified check or bank draft of the purchase price for such shares. The shares so purchased shall be deemed to be issued as of the close of business on the date on which this Warrant has been exercised by payment to the Company of the Warrant Exercise Price. Certificates for the shares of stock so purchased, bearing the restrictive legend set forth at the end of this Warrant, shall be delivered to the holder within fifteen (15) days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new warrant representing the number of shares, if any, with respect to which this Warrant has not been exercised shall also be delivered to the holder hereof within such time. No fractional shares shall be issued upon the exercise of this Warrant.

     2. The Company covenants and agrees that all shares that may be issued upon the exercise of the rights represented by this Warrant shall, upon issuance, be duly authorized and issued, fully paid and nonassessable shares. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of its common stock to provide for the exercise of the rights represented by this Warrant.

     3. The Warrant Exercise Price shall be subject to adjustment from time to time as hereinafter provided in this section 3.

          (a) If the Company at any time divides the outstanding shares of its common stock into a greater number of shares (whether pursuant to a stock split, stock dividend or otherwise), and conversely, if the outstanding shares of its common stock are combined into a

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smaller number of shares, the Warrant Exercise Price in effect immediately prior to such division or combination shall be proportionately adjusted to reflect the reduction or increase in the value of each such common share.

          (b) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of the Company's common stock shall be entitled to receive stock, securities or assets with respect to or in exchange for such common shares, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the holder of this Warrant shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of the common stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, other securities or assets as would have been issued or delivered to the holder of this Warrant if it had exercised this Warrant and had received such shares of common stock prior to such reorganization, reclassification, consolidation, merger or sale. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed to the registered holder of this Warrant at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.

          (c) Until such time as the Company has completed an initial public offering of its common stock pursuant to a registration statement filed with the Securities and Exchange Commission under Section 5 of the Securities Act of 1933, as amended, if and whenever the Company shall (1) issue or sell any shares of its common stock for a consideration per share less than $1.80 (as adjusted to give effect to any subdivision or combination of its common stock after the date hereof), (2) issue or sell any warrants, options or other rights to acquire shares of its common stock at a purchase price less than $1.80 (as adjusted to give effect to any subdivision or combination of its common stock after the date hereof), or (3) issue or sell any other securities that are convertible into shares of its common stock for a purchase or exchange price less than $1.80 per share (as adjusted to give effect to any subdivision or combination of its common stock after the date hereof), and such purchase or exchange price is less than the Warrant Exercise Price then in effect, then, upon such issuance or sale, the Warrant Exercise Price shall be reduced to the price at which such shares of common stock are being issued or sold by the Company or the price at which such other securities are exercisable or convertible into shares of the Company's Common Stock. Any adjustment in the Warrant Exercise Price shall apply only to any exercise of this Warrant made subsequent to such adjustment.

          (d) If the Company takes any other action, or if any other event occurs, which does not come within the scope of the provisions of section 3(a), 3(b) or 3(c), but which should result in an adjustment in the Warrant Exercise Price and/or the number of shares subject to this Warrant in order to fairly protect the purchase rights of the holder of this Warrant, an appropriate adjustment in such purchase rights shall be made by the Company.

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          (e)  Upon any adjustment of the Warrant Exercise Price to a price equal to $1.50 or less (as adjusted to give effect to any subdivision or combination of its common stock after the date hereof), the holder of this Warrant shall thereafter be entitled to purchase, at the Warrant Exercise Price resulting from such adjustment, an additional 50,000 fully paid and nonassessable shares of the Company's common stock, so that the aggregate number of shares into which this Warrant is exercisable equals 200,000 shares.

          (f) Upon any adjustment of the Warrant Exercise Price, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company, which notice shall state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

     4. This Warrant shall not entitle the holder hereof to party voting rights or other rights as a shareholder of the Company.

     5. The holder of this Warrant, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant or transferring any shares of the Company's common stock issuable or issued upon the exercise of this Warrant of the holder's intention to do so, describing briefly the manner of any proposed transfer of this Warrant or such holder's intention as to the shares of common stock issuable upon the exercise hereof or the intended disposition to be made of shares of common stock upon such exercise. Promptly upon receiving such written notice, the Company shall present copies thereof to counsel for the Company. If in the opinion of such counsel, the proposed transfer of this Warrant or disposition of shares may be effected without registration or qualification (under any federal or state law) of this Warrant or the shares of common stock issuable or issued upon the exercise hereof, the Company, as promptly as practicable, shall notify such holder of such opinion, whereupon such holder shall be entitled to transfer this Warrant, or to exercise this Warrant in accordance with its terms and dispose of the shares received upon such exercise or to dispose of shares of common stock received upon the previous exercise of this Warrant, all in accordance with the terms of the notice delivered by such holder to the Company, provided that an appropriate legend in substantially the form set forth at the end of this Warrant respecting the foregoing restrictions on transfer and disposition may be endorsed on this Warrant or the certificates for such shares.

     6. Subject to the provisions of section 5, this Warrant and all rights hereunder are transferable, in whole or in part, only to (i) any family member of the Holder, and (ii) any trust, limited liability company or other entity formed for the benefit of Holder or any family member of the Holder. Any such transfer shall be made in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed to any person or entity who represents in writing that he/it is acquiring the warrant for investment and without any view to the sale or other distribution thereof. Each holder of this Warrant, by taking or holding the same, consents and agrees that the bearer of this Warrant, when endorsed, may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the

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books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered owner hereof as the owner for all purposes.

     7. In the event that the Company determines to proceed with the preparation and filing of a registration statement under the Securities Act of 1935 in connection with the proposed offer and sale for money of any shares of its common stock, Holder shall be entitled to "piggyback" on such registration statement as set forth in Annex I of the Securities Purchase Agreement, dated February 28, 1998, among the Company, Holder and certain other investors identified therein, the terms of which are incorporated herein by reference.

     8. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and delivered by a duly authorized officer as of the 26th day of February 1998.

                                   DIGITAL RIVER, INC.

                                   By:   /s/ Joel Ronning
                                      ------------------------------
                                       Joel Ronning
                                       President


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     RESTRICTION ON TRANSFER

     The security evidenced hereby has not been registered under the Securities Act of 1933 or any state securities laws and may not be sold, transferred, assigned, offered, pledged or otherwise distributed for value unless there is an effective registration statement under such act or laws covering such security or the Company receives an opinion of counsel for the holder of this security (concurred in by counsel for the Company) stating that such sale, transfer, assignment, pledge or distribution is exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 and all applicable state securities laws.